Registration No. 333-188773

Registration No. 333-179076

Registration No. 333-188773

Registration No. 333-167210

Registration No. 333-151311

Registration No. 333-142038

Registration No. 333-136560

Registration No. 333-126594

Registration No. 333-115762

Registration No. 333-106206

Registration No. 333-106205

Registration No. 333-98807

Registration No. 333-96555

Registration No. 333-96549

Registration No. 333-96543

Registration No. 333-71900

Registration No. 333-69380

Registration No. 333-66238

Registration No. 333-66240

Registration No. 333-62960

Registration No. 333-57152

Registration No. 333-53584

Registration No. 333-52050

Registration No. 333-46436

Registration No. 333-43306

Registration No. 333-42888

Registration No. 333-38746

Registration No. 333-95421

Registration No. 333-90951

Registration No. 333-81437

Registration No. 333-81433

Registration No. 333-81435

Registration No. 333-74627

Registration No. 333-62159

Registration No. 333-57563

Registration No. 333-34285

Registration No. 333-12887

Registration No. 33-59981

Registration No. 33-59987

Registration No. 33-59985

Registration No. 33-55697

Registration No. 33-55633

Registration No. 33-55631

Registration No. 33-66548

Registration No. 33-66546

Registration No. 33-53054

Registration No. 33-42000

Registration No. 33-41999

Registration No. 33-36249

Registration No. 33-17720

Registration No. 33-30386

Registration No. 33-30385

Registration No. 33-13265

Registration No. 33-6203

Registration No. 33-6188

Registration No. 2-98732

Registration No. 2-91907

Registration No. 2-86474

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-188773

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-179076

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-188773

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-167210

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-151311

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-142038

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-136560

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-126594

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-115762

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-106206

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-106205

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-98807

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-96555

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-96549

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-96543

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-71900

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-69380

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-66238

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-66240

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-62960

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-57152

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-53584

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-52050

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-46436

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-43306

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-42888

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-38746

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-95421

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-90951

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-81437

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-81433

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-81435

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-74627

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-62159

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-57563

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-34285

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-12887

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 33-59981

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 33-59987

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 33-59985

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 33-55697

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 33-55633

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 33-55631

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 33-66548

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 33-66546

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 33-53054

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 33-42000

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 33-41999

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 33-36249

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 33-17720

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 33-30386

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 33-30385

POST-EFFECTIVE AMENDMENT NO. 2 TO FORM S-8 REGISTRATION STATEMENT NO. 33-13265

POST-EFFECTIVE AMENDMENT NO. 2 TO FORM S-8 REGISTRATION STATEMENT NO. 33-6203

POST-EFFECTIVE AMENDMENT NO. 2 TO FORM S-8 REGISTRATION STATEMENT NO. 33-6188

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 2-98732

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 2-91907

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 2-86474

UNDER

THE SECURITIES ACT OF 1933

LSI CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	94-2712976
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

1320 Ridder Park Drive

San Jose, California 95131

(408) 433-8000

(Address of Principal Executive Offices including Zip Code)

LSI Corporation 2003 Equity Incentive Plan

SandForce, Inc. 2007 Stock Plan

Option to Purchase Syntax Stock Agreement with Joseph M. Martin

LSI Corporation Employee Stock Purchase Plan

Standalone SandForce, Inc. Restricted Stock Units Agreement with Farbod Michael Raam

Agere Systems Inc. Non-Employee Director Stock Plan

1996 Lucent Long Term Incentive Program for Agere Employees

1997 Lucent Long Term Incentive Plan for Agere Employees

Agere, Inc. 1998 Stock Plan for Agere Systems Inc. Employees

Ascend Communications, Inc. 1998 Stock Incentive Plan for Agere Employees

Ascend Communications, Inc. 1998 Supplemental Stock Incentive Plan for Agere Employees

1998 Global Stock Option Plan for Agere Employees

Herrmann Technology, Inc. 1999 Incentive Stock Option Plan for Agere Employees

Herrmann Technology, Inc. Stock Option Program for Agere Employees

International Network Services 1998 Nonstatutory Stock Option Plan for Agere Employees

Livingston Enterprises, Inc. 1994 Stock Option Plan for Agere Employees

1994 Equity Participation Plan of Ortel Corporation for Agere Employees

1999 Non-Qualified Stock Option Plan for Employees of Ortel Corporation for Agere Employees

Stratus Computer, Inc. 1997 Non-Qualified Common Stock Option Plan for Agere Employees

Agere Systems Inc. 2001 Long Term Incentive Plan

Yurie Systems, Inc. Amended and Restated 1996 Nonstatutory Stock Option Plan for Agere Employees

LSI Logic Corporation International Employee Stock Purchase Plan

Stand-Alone Stock Option Agreement

LSI Logic Corporation 1995 Director Option Plan

LSI Logic Corporation 1999 Nonstatutory Stock Option Plan

LSI Logic Corporation 1991 Equity Incentive Plan Amended and Restated

LSI Logic Corporation 2001 Supplemental Stock Issuance Plan

Options Granted Under the C-Cube Microsystems Inc. 2000 Stock Plan and Assumed by LSI Logic Corporation

Options Granted Under the C-Cube Microsystems Inc. Director Stock Option Plan and Assumed by LSI Logic Corporation

Syntax Systems, Inc. Restated Stock Option Plan of January 5, 1999

DataPath Systems, Inc. Amended 1994 Stock Option Plan

DataPath Systems, Inc. Amended and Restated 1997 Stock Option Plan

Two DataPath Systems, Inc. Individual Stock Option Agreements

IntraServer Technology, Inc. 1998 Stock Option Plan

SEEQ Technology, Inc. 1982 Stock Option Plan Amended and Restated

SEEQ Technology, Inc. 1989 Nonemployee Director Stock Option Plan Amended

Symbios Logic Inc. 1995 Stock Plan

1986 Directors’ Stock Option Plan

1982 Incentive Stock Option Plan

1982 Stock Purchase Plan

1983 Junior Incentive Stock Plan

(Full title of the plans)

Corporation Service Company

1090 Vermont Avenue NW

Washington, D.C. 20005

Tel: (800) 222-2122

(Name and Address, Including Zip Code, and Telephone Number,

Including Area Code, of Agent for Service)

Copy To:

Anthony J. Richmond	Anthony E. Maslowski
Latham & Watkins LLP	President, Treasurer and Secretary
Menlo Park, California 94025	LSI CORPORATION
Telephone: (650) 328-4600	350 West Trimble Road, Building 90
Facsimile: (650) 463-2600	San Jose, California 95131 (408) 435-7400

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definition of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. Check one:

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐ (do not check if a smaller reporting company)	Smaller reporting company	☐

DEREGISTRATION OF SECURITIES

This Post-Effective Amendment (this “Post-Effective Amendment”) relates to the following registration statements of LSI Corporation (the “Registrant”) filed with the Securities and Exchange Commission (the “Commission”) on Form S-8 (the “Registration Statements”):

•	Registration Statement No. 333-188773 for the sale of 7,368,792 shares of the common stock of the Registrant, par value $0.01 per share (the “Common Stock”) under the LSI Corporation 2003 Equity Incentive Plan (the “2003 Equity Plan”).

•	Registration Statement No. 333-179076 for the sale of 8,766,088 shares of the Common Stock under the SandForce, Inc. 2007 Stock Plan.

•	Registration Statement No. 333-188773 for the sale of 10,167,806 shares of the Common Stock under the 2003 Equity Plan.

•	Registration Statement No. 333-188773 for the sale of 18,518,729 shares of the Common Stock under the LSI Corporation Employee Stock Purchase Plan (the “Employee Plan”).

•	Registration Statement No. 333-179076 for the sale of 466,847 shares of the Common Stock under the Standalone SandForce, Inc. Restricted Stock Units Agreement with Farbod Michael Raam.

•	Registration Statement No. 333-167210 for the sale of 42,701,769 shares of the Common Stock under the 2003 Equity Plan.

•	Registration Statement No. 333-167210 for the sale of 15,513,486 shares of the Common Stock under the Employee Plan.

•	Registration Statement No. 333-151311 for the sale of 44,690,524 shares of the Common Stock under the 2003 Equity Plan.

•	Registration Statement No. 333-151311 for the sale of 13,677,805 shares of the Common Stock under the Employee Plan.

•	Registration Statement No. 333-142038 for the sale of 49,781,196 shares of the Common Stock under the Agere Systems Inc. Non-Employee Director Stock Plan, 1996 Lucent Long Term Incentive Program for Agere Employees, 1997 Lucent Long Term Incentive Plan for Agere Employees, Agere, Inc. 1998 Stock Plan for Agere Systems Inc. Employees, Ascend Communications, Inc. 1998 Stock Incentive Plan for Agere Employees, Ascend Communications, Inc. 1998 Supplemental Stock Incentive Plan for Agere Employees, 1998 Global Stock Option Plan for Agere Employees, Herrmann Technology, Inc. 1999 Incentive Stock Option Plan for Agere Employees, Herrmann Technology, Inc. Stock Option Program for Agere Employees, International Network Services 1998 Nonstatutory Stock Option Plan for Agere Employees, Livingston Enterprises, Inc. 1994 Stock Option Plan for Agere Employees, 1994 Equity Participation Plan of Ortel Corporation for Agere Employees, 1999 Non-Qualified Stock Option Plan for Employees of Ortel Corporation for Agere Employees, Stratus Computer, Inc. 1997 Non-Qualified Common Stock Option Plan for Agere Employees, Agere Systems Inc. 2001 Long Term Incentive Plan and Yurie Systems, Inc. Amended and Restated 1996 Nonstatutory Stock Option Plan for Agere Employees.

•	Registration Statement No. 333-136560 for the sale of 9,000,000 shares of the Common Stock under the Employee Plan.

•	Registration Statement No. 333-136560 for the sale of 1,000,000 shares of the Common Stock under the LSI Logic Corporation International Employee Stock Purchase Plan (the “International Plan”).

•	Registration Statement No. 333-126594 for the sale of 500,000 shares of the Common Stock under the Stand-Alone Stock Option Agreement.

•	Registration Statement No. 333-115762 for the sale of 9,000,000 shares of the Common Stock under the Employee Plan.

•	Registration Statement No. 333-115762 for the sale of 1,000,000 shares of the Common Stock under the International Plan.

•	Registration Statement No. 333-106206 for the sale of 11,000,000 shares of the Common Stock under the 2003 Equity Plan.

•	Registration Statement No. 333-106205 for the sale of 1,000,000 shares of the Common Stock under the LSI Logic Corporation 1995 Director Option Plan (the “1995 Director Plan”).

•	Registration Statement No. 333-98807 for the sale of 1,000,000 shares of the Common Stock under the International Plan.

•	Registration Statement No. 333-96555 for the sale of 10,000,000 shares of the Common Stock under the Employee Plan.

•	Registration Statement No. 333-96549 for the sale of 10,000,000 shares of the Common Stock under the LSI Logic Corporation 1999 Nonstatutory Stock Option Plan (the “1999 Plan”).

•	Registration Statement No. 333-96543 for the sale of 6,000,000 shares of the Common Stock under the LSI Logic Corporation 1991 Equity Incentive Plan Amended and Restated (the “1991 Plan”).

•	Registration Statement No. 333-71900 for the sale of 316,042 shares of the Common Stock under the LSI Logic Corporation 2001 Supplemental Stock Issuance Plan.

•	Registration Statement No. 333-69380 for the sale of 13,000,000 shares of the Common Stock under the 1999 Plan.

•	Registration Statement No. 333-66238 for the sale of 5,000,000 shares of the Common Stock under the 1991 Plan.

•	Registration Statement No. 333-66240 for the sale of 10,000,000 shares of the Common Stock under the Employee Plan.

•	Registration Statement No. 333-62960 for the sale of 10,490,240 shares of the Common Stock under the Options Granted Under the C-Cube Microsystems Inc. 2000 Stock Plan and Assumed by LSI Logic Corporation.

•	Registration Statement No. 333-62960 for the sale of 126,400 shares of the Common Stock under the Options Granted Under the C-Cube Microsystems Inc. Director Stock Option Plan and Assumed by LSI Logic Corporation.

•	Registration Statement No. 333-57152 for the sale of 2,403,643 shares of the Common Stock under the Employee Plan.

•	Registration Statement No. 333-53584 for the sale of 12,000,000 shares of the Common Stock under the 1999 Plan.

•	Registration Statement No. 333-52050 for the sale of 611,241 shares of the Common Stock under the Syntax Systems, Inc. Restated Stock Option Plan of January 5, 1999.

•	Registration Statement No. 333-46436 for the sale of 2,500,000 shares of the Common Stock under the Employee Plan.

•	Registration Statement No. 333-43306 for the sale of 10,000,000 shares of the Common Stock under the 1991 Plan.

•	Registration Statement No. 333-42888 for the sale of 470,052 shares of the Common Stock under the DataPath Systems, Inc. Amended 1994 Stock Option Plan.

•	Registration Statement No. 333-42888 for the sale of 1,058,752 shares of the Common Stock under the DataPath Systems, Inc. Amended and Restated 1997 Stock Option Plan.

•	Registration Statement No. 333-42888 for the sale of 32,019 shares of the Common Stock under the Two DataPath Systems, Inc. Individual Stock Option Agreements.

•	Registration Statement No. 333-38746 for the sale of 154,709 shares of the Common Stock under the IntraServer Technology, Inc. 1998 Stock Option Plan.

•	Registration Statement No. 333-95421 for the sale of 1,307,474 shares of the Common Stock under the Employee Plan.

•	Registration Statement No. 333-90951 for the sale of 7,000,000 shares of the Common Stock under the 1999 Plan.

•	Registration Statement No. 333-81437 for the sale of 6,250,000 shares of the Common Stock under the 1991 Plan.

•	Registration Statement No. 333-81433 for the sale of 750,000 shares of the Common Stock under the Employee Plan.

•	Registration Statement No. 333-81435 for the sale of 378,043 shares of the Common Stock under the SEEQ Technology, Inc. 1982 Stock Option Plan Amended and Restated and the SEEQ Technology, Inc. 1989 Nonemployee Director Stock Option Plan Amended.

•	Registration Statement No. 333-74627 for the sale of 1,449,473 shares of the Common Stock under the Employee Plan and the International Plan.

•	Registration Statement No. 333-62159 for the sale of 2,076,118 shares of the Common Stock under the Symbios Logic Inc. 1995 Stock Plan.

•	Registration Statement No. 333-57563 for the sale of 7,000,000 shares of the Common Stock under the 1991 Plan.

•	Registration Statement No. 333-34285 for the sale of 4,191,460 shares of the Common Stock under the Employee Plan and the 1991 Plan.

•	Registration Statement No. 333-12887 for the sale of 300,000 shares of the Common Stock under the International Plan.

•	Registration Statement No. 33-59981 for the sale of 3,000,000 shares of the Common Stock under the 1991 Plan.

•	Registration Statement No. 33-59987 for the sale of 250,000 shares of the Common Stock under the 1995 Director Plan.

•	Registration Statement No. 33-59985 for the sale of 750,000 shares of the Common Stock under the Employee Plan.

•	Registration Statement No. 33-55697 for the sale of 500,000 shares of the Common Stock under the 1991 Plan.

•	Registration Statement No. 33-55633 for the sale of 1,000,000 shares of the Common Stock under the 1991 Plan.

•	Registration Statement No. 33-55631 for the sale of 700,000 shares of the Common Stock under the Employee Plan.

•	Registration Statement No. 33-66548 for the sale of 1,000,000 shares of the Common Stock under the Employee Plan.

•	Registration Statement No. 33-66546 for the sale of 1,000,000 shares of the Common Stock under the 1991 Plan.

•	Registration Statement No. 33-53054 for the sale of 1,500,000 shares of the Common Stock under the Employee Plan.

•	Registration Statement No. 33-42000 for the sale of 2,000,000 shares of the Common Stock under the 1991 Plan.

•	Registration Statement No. 33-41999 for the sale of 1,000,000 shares of the Common Stock under the Employee Plan.

•	Registration Statement No. 33-36249 for the sale of 1,000,000 shares of the Common Stock under the Employee Plan.

•	Registration Statement No. 33-17720 for the sale of 150,000 shares of the Common Stock under the 1986 Directors’ Stock Option Plan.

•	Registration Statement No. 33-30386 for the sale of 500,000 shares of the Common Stock under the Employee Plan.

•	Registration Statement No. 33-30385 for the sale of 500,000 shares of the Common Stock under the 1982 Incentive Stock Option Plan (the “1982 Incentive Plan”).

•	Registration Statement No. 33-13265 for the sale of 1,275,000 shares of the Common Stock under the Employee Plan.

•	Registration Statement No. 33-6203 for the sale of 860,487 shares of the Common Stock under the Employee Plan.

•	Registration Statement No. 33-6188 for the sale of 7,537,586 shares of the Common Stock under the 1982 Plan.

•	Registration Statement No. 2-98732 for the sale of 1,100,000 shares of the Common Stock under the Employee Plan, the 1982 Stock Purchase Plan (the “1982 Purchase Plan”), the 1982 Incentive Plan and the 1983 Junior Incentive Stock Plan (the “1983 Plan”).

•	Registration Statement No. 2-91907 for the sale of 1,500,000 shares of the Common Stock under the Employee Plan, the 1982 Purchase Plan, the 1982 Incentive Plan and the 1983 Plan.

•	Registration Statement No. 2-86474 for the sale of 150,000 shares of the Common Stock under the Employee Plan.

•	Registration Statement No. 2-86474 for the sale of 213,551 shares of the Common Stock under the 1982 Purchase Plan.

•	Registration Statement No. 2-86474 for the sale of 694,700 shares of the Common Stock under the 1982 Incentive Plan.

•	Registration Statement No. 2-86474 for the sale of 300,000 shares of the Series B common stock, no par value, under the 1983 Plan.

•	Registration Statement No. 2-86474 for the sale of 300,000 shares of the Common Stock under the 1983 Plan.

On May 6, 2014, pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 15, 2013, by and among Registrant Avago Technologies Limited (the “Registrant”), Avago Technologies Wireless (U.S.A.) Manufacturing Inc. (“Parent”) and Leopold Merger Sub, Inc. (“Merger Sub”), Merger Sub merged with and into the Registrant, and the Registrant became a wholly owned subsidiary of Parent (the “Merger”). As a result of the Merger, any offering pursuant to the Registration Statements has been terminated and the Registrant hereby terminates the effectiveness of the Registration Statements. In accordance with an undertaking made by the Registrant in the Registration Statements to remove from registration, by means of a post-effective amendment, any of the securities registered under each Registration Statement that remain unsold at the termination of the offerings, the Registrant hereby removes from registration the securities registered but unsold under the Registration Statements, if any.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Jose, State of California, on this 21st day of May 2014.

LSI CORPORATION

By:	/s/ Anthony E. Maslowski
Anthony E. Maslowski
Director, President, Secretary and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Anthony E. Maslowski Anthony E. Maslowski	Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	May 21, 2014

/s/ Ivy Pong Ivy Pong	Director	May 21, 2014